Exhibit 99.1

Super League Announces $15.25 Million Private Placement Led by Strategic Digital Asset Investor Evo Fund, Strengthening Balance Sheet and Fortifying Shareholders Equity to Meet Nasdaq Requirements

~ Company Will Be Debt Free, Fully-Capitalized, and Poised for Expansion into the Digital Asset Economy ~

Santa Monica, CA – October 22, 2025 – Super League (Nasdaq: SLE) (the “Company”), a leader in playable media trusted by global brands to reach and activate gaming audiences through playable ads and gamified content, today announced the closing of the first tranche of its previously announced private placement financing, anchored by a $10 million strategic equity investment from Evo Fund, an internationally recognized sponsor of companies pioneering innovative digital-asset-based business models.

The first closing generated gross proceeds of $15.25 million, consisting of shares of common stock, pre-funded warrants and warrants to purchase common stock. A second and final closing will occur on or about October 24, 2025, subject to customary closing conditions.

This financing is expected to enable Super League to regain compliance with Nasdaq’s stockholders’ equity listing requirements, marking the final steps in the Company’s restructuring and transition toward sustainable profitability and long-term shareholder value creation.

Following this transaction, Super League is set to be debt-free and fully funded with a strengthened balance sheet that enhances financial flexibility and creates opportunities to accelerate growth at scale. With strategic support from Evo Fund, including access to its global network and portfolio, Super League is now equipped to expand its core gaming media business while also pursuing a forward-looking digital asset strategy designed to unlock new economic opportunities.

Super League provides brands with solutions to reach more than 200 million U.S. consumers who play video games. With its financial restructuring complete, the company now has the resources to deepen its partnerships, diversify its product portfolio and capture a larger share of the nearly $1 trillion worldwide advertising market. In-game advertising represents less than 1% of the global market total and less than 5% of advertising spend in the U.S., yet the average member of Generation Z spends more daily time on gaming platforms than on social media. As widely discussed at the recent AdWeekNY Gaming Summit, co-hosted by Super League, significant sector growth is expected, exactly where Super League’s expertise is most notable.

“This financing marks the culmination of months of disciplined work to overhaul our balance sheet and supercharge a new phase of growth. Our goals from six months ago - to be debt-free, have a streamlined capitalization table, and achieve the financial strength to focus 100% on business growth - have been achieved,” said Matt Edelman, CEO and President of Super League. “With Evo Fund as a committed long-term partner, we now have the strategic and operating foundation to drive sustained value creation for our shareholders. Super League will enter 2026 well-capitalized and fully-equipped to expand our leadership in playable media while exploring initiatives that bridge our platform with the emerging digital-asset economy.” The Company plans to use the net proceeds from the offering, together with its existing cash, for general corporate purposes, working capital and strategic growth initiatives.

Aegis Capital Corp. is acting as exclusive placement agent for the offering.

Kaufman & Canoles, P.C. is acting as counsel to Aegis Capital Corp.

Disclosure Law Group, a Professional Corporation is acting as counsel to the Company.

The securities described above are being sold in a private placement transaction not involving a public offering and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws. Accordingly, the securities may not be reoffered or resold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws. The securities were offered only to accredited investors. Pursuant to a registration rights agreement with the investors, the Company has agreed to file one or more registration statements with the SEC covering the resale of the Common Stock and the Shares issuable upon exercise of the pre-funded warrants and warrants.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Super League

Super League (Nasdaq: SLE) is redefining how brands connect with consumers through the power of playable media. The company creates moments that matter by placing brands directly in the path of play through playable ads and gamified content across mobile, web, CTV, social, and the world’s largest immersive gaming platforms. Powered by proprietary technologies, an award-winning development studio, and a vast network of native creators, Super League enables brands to stand out culturally, inspire loyalty, and drive measurable impact in today’s attention-driven economy. For more information, visit superleague.com.

About Evo Fund

Evo Fund, part of the Evolution Financial Group, is a distinguished strategic investment entity known for its experience in the digital asset treasury sector. Leveraging innovative financing structures, the fund seeks to identify and invest in transformative opportunities. By partnering with innovative, forward-thinking companies, Evo Fund collaborates with those shaping the future of digital economies. Over the past decade, Evo Fund has established itself as a leading investor in third-party allotments within the Japanese market, achieving the top rank in both total transaction value and the number of completed PIPE transactions.

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995.

Forward Looking Statements can be identified by words such as “anticipate,” “intend,” "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Forward-looking statements include all statements other than statements of historical fact, including, without limitation, all statements regarding the private placement, including expected proceeds, expected use of proceeds and expected closing, expectations regarding the Company’s debt levels upon closing of the private placement, Super League’s ability to regain compliance with the Listing Rules of the Nasdaq Capital Market, expectations and timing with respect to a stockholder meeting, statements regarding expected operating results and financial performance (including the Company’s commitment to and ability to achieve Adjusted EBITDA-positive results in Q4), strategic transactions and partnerships, and capital structure, liquidity, and financing activities. These statements are based on current expectations, estimates, forecasts, and projections about the industry and markets in which the Company operates, management’s current beliefs, and certain assumptions made by the Company, all of which are subject to change.

Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties, and other factors that are difficult to predict and that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Important factors include, but are not limited to: the Company’s ability to satisfy the closing conditions required to consummate the private placement, whether the consummation of the private placement will occur, the Company’s ability to execute on cost reduction initiatives and strategic transactions; customer demand and adoption trends; the timing, outcome, and enforceability of any patent applications; the ability to successfully integrate new technologies and partnerships; platform, regulatory, macroeconomic and market conditions; compliance with Nasdaq Capital Market continued listing standards; access to, and the cost of, capital; and the other risks and uncertainties described in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, the Company’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2025 and June 30, 2025, and other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements to reflect events or circumstances after the date of this release or to reflect the occurrence of unanticipated events.

Investor Relations Contact:
 Shannon Devine/ Mark Schwalenberg
 MZ North America
 Main: 203-741-8811
 SLE@mzgroup.us